UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 16, 2008
GENTA INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware	000-19635	33-0326866

(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

Two Connell Drive, Berkeley Heights, NJ	07922

(Address of Principal Executive Offices)	(Zip Code)
(908) 286-9800
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.
     On July 16, 2008, following an extensive review and request-for-proposal process, the Audit Committee of Genta Incorporated (the “Company”) determined not to renew its engagement of Deloitte & Touche LLP (“Deloitte & Touche”) as the Company’s independent registered public accounting firm (“auditors”) and dismissed them as the Company’s auditors. On July 16, 2008, the Audit Committee recommended and approved the appointment of Amper Politziner & Mattia, P.C. (“Amper”) as the Company’s auditors for the fiscal year ending December 31, 2008, commencing immediately.
     No accountant’s report issued by Deloitte & Touche on the financial statements for either of the past two (2) fiscal years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that Deloitte &Touche’s report on the Company’s consolidated financial statements as of and for the year ended December 31, 2007 contained an explanatory paragraph expressing substantial doubt as to the Company’s ability to continue as a going concern as a result of recurring losses and negative cash flows from operations.
     During our two most recent fiscal years (ended December 31, 2007 and 2006) and from January 1, 2008 through the date of this Current Report on Form 8-K (“Current Report”), there were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. There were no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K, during our two most recent fiscal years (ended December 31, 2007 and 2006) and from January 1, 2008 through the date of this Current Report.
     During the Company’s two most recent fiscal years and through July 16, 2008, neither the Company nor anyone acting on its behalf consulted Amper regarding either (1) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered by Amper on the Company’s financial statements and either written or oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (2) any matter that was the subject of disagreement or reportable event, as that term is defined in Item 304 (a)(1)(V) of Regulation S-K.
     We furnished a copy of this disclosure to Deloitte & Touche and requested Deloitte & Touche to furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A copy of this letter is filed as Exhibit 16.1 to this Current Report.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits

16.1	Letter from Deloitte & Touche LLP, dated July 16, 2008, regarding change in certifying accountant.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTA INCORPORATED
By:	/s/ Gary Siegel
Gary Siegel
Vice President, Finance

Dated: July 22, 2008